SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           Reported): June 29, 2001



             Credit Suisse First Boston Mortgage Securities Corp.,
       FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-2


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


           Delaware                     333-61840              13-3320910
-------------------------------        -----------         -----------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
          Incorporation)               File Number)        Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                   -----------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------

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Item 5.  Other Events.
----     ------------

Filing of Computational Materials
---------------------------------


     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-2.

     In connection with the offering of the Credit Suisse First Boston Mortgage Securities Corp., FNT Mortgage-Backed Pass-Through Certificates, Series FNT 2001-2, Credit Suisse First Boston Corporation ("CSFB"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated June 29, 2001.

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials
                  filed on Form SE dated June 29, 2001.




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                                  SIGNATURES

     Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on June 29, 2001.

                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.


                               By: /s/ Kari Roberts
                                   -----------------------------
                                   Name:  Kari Roberts
                                   Title: Vice President

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Exhibit Index
-------------


Exhibit                                                                Page
------                                                                 ----

99.1              Computational Materials
                  filed on Form SE dated June 29, 2001.